Exhibit 99.1
 Investor PresentationGSE Systems, Inc. (“GSE Solutions”)NASDAQ: GVPSpring 2022

 Forward Looking Statements and Non-GAAP Financial Measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as “expect,” ”intend,” ”believe,” “may,” “will,” “should,” “could,” “anticipate,” and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to Adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). Adjusted EBITDA” excludes from EBITDA certain non-recurring gains and expense including non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, and acquisition-related expense. References to “Adjusted net income” excludes from net income non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, acquisition-related expense, and amortization of intangible assets related to acquisitions. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, Adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

   Our mission is to deliver advanced engineering services & products, and flexible workforce solutions that support a stable grid, clean energy production and the decarbonization of the power industry.    GSE Future of Power Operations

GSE At A Glance

- More than five decades of proven industry experience
- Hundreds of customers in over 50 countries
- Delivers unique and essential engineering and workforce solutions, services and products
- Solutions include performance optimization, regulatory compliance, simulation, training, and staffing
- One of the few publicly held independent companies serving the clean energy sector of nuclear power and adjacent industries
- GSE supports the future of clean energy production and the decarbonization of the power industry

CELEBRATING 50 YEARS

Ticker | Exchange	**GVP | Nasdaq**
Headquarters	**Maryland**
Number of Employees	**~310**
Recent price (3/29/22)	**$1.90**
Shares outstanding	**~20.8M**
Market cap (3/29/22)	**~$39.4M**
Total cash (12/31/21)	**~$3.6M**
Total debt (12/31/21)	**~$1.8M**
Enterprise value[1]	**~$37.6M**
Revenue (2021)	**~$55.2M**
EV / Revenue[1]	**~0.7x**
Insider ownership[2]	**~1.56M shares**

GSE SOLUTIONS

[1]Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation. [2]Per proxy dated 4/30/2021.

ISO 9001:2015

© 2022 GSE Solutions All Rights Reserved.

4

Leadership



Kyle Loudermilk

President and Chief Executive Officer

- 20+ years of executive experience at publicly-listed MicroStrategy. AspenTech, and PE-backed Datatel/Ellucian
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University; Harvard University General Management Program



Emmett Pepe, CPA

Chief Financial Officer

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunication
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



Don Horn

President, Engineering Performance Group

- 25+ years in energy industry, focused on managerial and engineering responsibilities
- Electrical engineering experience with Foster Wheeler, Houston Lighting & Power, and Fluor
- BS in Electrical Engineering – Colorado State University



Bahram Meyssami PhD

Chief Technology Officer

- 25+ years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, PhD Chemical Engineering – University of Maryland



Brian Greene

Vice President, Workforce Solutions Group

- 15+ years of staffing industry experience
- More than a decade with System One, with a particular focus on staffing for the nuclear energy and engineering sectors
- BA, English – University of West Georgia

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

5

What We Offer


GSE Engineering
Design | Simulation | Performance

GSE Engineering is a highly experienced team focused on creating innovative ways to meet our customers' needs using a combination of our industry-leading services and products.

- Engineering design and implementation services
- Simulators that enhance design and performance
- Optimizing plant performance and engineering program applications


GSE Workforce Solutions
Training | Consulting | Staffing

GSE Workforce Solutions division makes sure the right people and skills are in place for customer operations to run smoothly. Our experts help identify solutions and talent to address workforce gaps.

- Flexible staffing services
- End-to-end workforce management programs
- Knowledge transfer support as aging workforce retire
- Specialized nuclear training programs

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

6

Business Model

	Software[1]	Engineering	Workforce Solutions
% of Revenue	~5%	~50%	~50%
Gross Margin	80-90%	30-40+%	12-15%
Primarily Selling	Software	Engineering Modeling & Modification Services	Technical / High-Value Staffing
Business Model	Sale of perpetual license with recurring MX, or SaaS annual subscription	Fixed price, and time and material contracts	Time and material contracts
Accounting	License upon delivery, ratable recognition over life of MX agreement	Percent complete, or as service is performed billing occurs	As service is performed billing occurs

[1] Software is a component of GSE's Engineering group

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

7

Solutions Portfolio

GSE Systems — Simulation + Solutions | GSE TrueNorth — Programs + Performance | GSE DP Engineering — Services + Consulting | GSE Absolute — Staffing + Procedures | GSE Hyperspring — Staffing + Training

SERVICES · PRODUCTS · PEOPLE — GSE SOLUTIONS

ENGINEERING SERVICES
- Systems Upgrades
- Life Extension
- License Renewal
- Specialty Engineering EOC
- PRA Evaluations

PLANT MODIFICATIONS
- Mechanical, Electrical, I&C
- Civil/Structural
- Fire Protection
- Digital Upgrades

THERMAL PERFORMANCE
- Assessment Modeling
- Heat Balance Analysis
- Megawatt Improvement
- Online Monitoring
- Training Courses
- Thermal Performance Software

ENGINEERING PROGRAMS
- ASME OM Code
- In-Service Inspect/Test
- Appendix J
- Balance of Plant
- Engineering Programs Software
- Training Courses

DECOMMISSION SERVICES
- Assessment/ Readiness
- Procedures
- 10 CFR 72 Compliance
- License Termination

CONSULTING
- Nuclear Operations
- Program Compliance
- Performance Analysis
- Work Management
- Corrective Actions
- License & Regulatory
- Design for Inspectability

STAFFING
- Staff Augmentation
- Schedule/Plan Estimates
- Project Management
- Procedure Development

TRAINING
- Turn-key Programs
- Custom Programs & Development
- On-Demand Training
- Assessments
- Certified Instructors

SIMULATION
- Virtual Commissioning
- Advanced Modeling
- System Design
- Generic Simulation
- Full-Scope Custom Simulation
- On-Demand Platform
- Engineering Simulators

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

8

 Representative Global Blue-Chip Customers1   1The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

 Market Overview

Drive for Environmental Equity & Clean Energy

- Charged to create a carbon-free power sector by 2035
- US on a path to a net-zero economy by 2050
- Re-establish the President’s Council of Advisors on Science and Technology
- Creation of jobs and skilled-trades to accelerate clean energy and transmission projects
- Plan to increase the resilience of facilities and operations
- Likely phaseout and elimination of fossil fuel subsidies
- US $1.2 trillion Infrastructure Bill was passed in 2021, demonstrating one of United States' largest commitments to decarbonization and creating significant opportunities for nuclear in the current energy transition

2021	2025	2035	2050
US Infrastructure Bill was passed	Embrace new technologies like SMRs	Carbon-free power sector created	US on path to net-zero economy

 The Future of Nuclear is Here  US leads the way: The US makes up 30.9% of the world's nuclear energy powerhouses. GSE experts have experience working with these utilities and several more around the world. They have a deep understanding of regulations and emerging approaches.  Reducing CO2 emissions: 52% of the US’ carbon-free electricity came from nuclear power 2020. GSE’s mission, innovative technologies, and partnerships support decarbonization.  Nuclear plants are here long term: An average nuclear plant spans 60 years - existing fleet requires 20-40 years possibly 80. GSE’s services and technologies support the aging nuclear fleet; helping to improve operations, enhance safety and extend plant life.      +20  +20

Major Gains for Nuclear from New Infrastructure Bill

On Nov. 2021, the new Infrastructure Investment and Jobs Act "Infrastructure Bill," was signed into law to provide:

1. support for keeping nuclear power plants facing economic hardship operating
2. funding for Department of Energy ("DOE") Advanced Reactor Demonstration Program (ARDP)

GSE SOLUTIONS

Top initiatives where funding will support nuclear energy include:

- ✓ **US $6 billion** civil nuclear credit program designed to preserve the existing nuclear fleet and prevent premature shutdowns of nuclear power plants
- ✓ **Preserving** immense amounts of **carbon free electricity** as well as **high-paying jobs**
- ✓ Authorizing and appropriating the funding through FY 2026 (**US $1.2 billion per year**) to the DOE to implement the ARDP program
- ✓ Funding approvals for DOE's ARDP Demonstration projects and authorizes **US $3.2 billion** through FY 2027 for the advanced reactor demonstrations
- ✓ Appropriates US **$2.4 billion** to fund ARDP awards from FY 2022 through 2025 – this may be used for the risk reduction and advanced reactor concept projects as well

© 2022 GSE Solutions All Rights Reserved.
13

 Growth Opportunities

GSE Multi-year Roadmap for Growth

Organic Growth
DEEPEN



- expand cross selling efforts
- deepen partnerships
- improve power generation assets and operations with products, services and maintenance contracts
- expand to adjacent markets
- build and expand talent network

Utilize Technology
OPTIMIZE



- develop new innovative software and technologies to modernize and analyze systems
- expand services and technology to the aging nuclear fleet to improve operations, enhance safety and extend plant life
- extend capabilities through a customized approach to offer true and compelling value

New Approaches
INTEGRATE



- continue to expand partnerships into advance reactors and small modular reactors (SMR)
- aggressively address cross-over services that fit with natural gas/renewables, wind, solar and hydrogen
- continue to innovate and improve

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

15

Growing Software MX Revenue Streams


$4.4
$2.5
+80%
2020
2021

Software & Support Revenue
SaaS/Recurring Revenue (in $M)

GSE SOLUTIONS

Revenue growth

- Total software growth of 23%
  - 2020 ($3.9M)
  - 2021 ($4.8M)

Types of software

- Workforce training
- Engineering scenarios
- Analytics analysis
- Program support

Why software

- Better margins
- Implementing modernization of systems for better data knowledge
- Support virtual workforce with web-based solutions
- We have experts to develop and deploy

© 2022 GSE Solutions All Rights Reserved.
16

 Web-based Employee Training Software  Dynamic Simulation Modeling Software  Engineering Program Software  Investing in Innovative Software  The most accurate, highest-level of advanced modeling used to test engineering changes, system design and human factors engineering.  EnVision On-Demand integrates computer-based tutorials and simulations to provide anytime, anywhere access to training content.  EP-Plus is a modern, easy to use engineering programs software suite, built on industry standards and best practices by leading experts.  Fleet Thermal System Monitoring Software  TSM Enterprise is a suite of calculation modules that provide timesaving methods of tracking thermal performance in plant applications.

Opportunities in Small Modular Reactors (SMR)

SMRs are advanced reactors that produce 300 megawatts or less of electricity. They are factory-built-minimizing costs, improving quality and reducing construction schedules.

- ✓ Modularity
- ✓ Lower Capital Investment
- ✓ Siting Flexibility
- ✓ Greater Efficiency
- ✓ Increasing Grid Stability
- ✓ Safeguards & Security / Nonproliferation
- ✓ US Industry, Manufacturing and Job Growth
- ✓ Economic Development
- ✓ Safe, Clean, & Affordable Nuclear Power Option


NUSCALE

- Small Modular Reactor Market Size to grow 15% by 2030.
- SMRs are being developed by NuScale, GE Hitachi; Rolls-Royce Consortium; and others
- Every SMR will need a control room simulator and software upgrades

SEPT '20	US NRC approved the first SMR design by NuScale
OCT '20	US DOE awarded $160M to build working models of smaller scale nuclear reactor designs
NOV '20	UK announces ten-point plan for a green industrial revolution, supporting the UK SMR program with a £215 million investment
DEC '20	DOE announced $30M in funding under its new Advanced Reactor Demonstration Program
DEC '20	Canada outlines next steps for progress on SMR technology supporting transition to net-zero emissions by 2050[1]
FEB '21	Montana Senate Committee votes to pass a feasibility study for replacing coal-fired boilers at a coal plant with SMRs[2]
FEB '21	US Rep Mike Simpson calls for breaching four Snake River dams and replacing energy with sources such as SMRs[3]
JUN' 21	TerraPower teams with PacifiCorp to demonstrate the viability of carbon-free SMRs in WY
SEPT '21	The SMR market is projected to reach USD 11.3 billion by 2026[4]
SEPT '21	Consideration of SMRs for the Caribbean island of Puerto Rico is advancing to the 2nd stage
SEPT '21	A new facility opened by NuScale in collaboration with the University of Idaho in Idaho Falls
DEC '21	NuScale announces plans to go public
FEB '22	NuScale Announced Historic Agreement with KGHM to Initiate the Deployment of the First Small Modular Reactor in Poland

1 December 2020 - Natural Resources Canada press release outlines next steps for progress on small modular reactor technology.
2 www.spglobal.com/platts/en/market-insights/latest-news/electric-power/021221-montana-senate-panel-oks-study-to-convert-colstrip-coal-plant-to-nuclear
3 www.eenews.net/eedaily/2021/02/08/stories/1063724579?utm_campaign=edition&utm_medium=email&utm_source=eenews%3Aeedaily
4 According to ReportLinker.com
5 Valuates' Reports: https://bit.ly/3zL5dSV

GSE SOLUTIONS

18

08:15:23

GSE's capable and adaptable platform, technical expertise, collaborative culture, and dedicated customer support have provided NuScale with a powerful tool with which to demonstrate the future of nuclear power. - John Hopkins, President and Chief Executive Officer of NuScale Power

Partnering for Success: GSE Integrates with NuScale SMRs

NuScale has developed a transformational SMR that delivers scalable, safe, reliable carbon-free nuclear power

In 2012 NuScale chose the GSE platform and team to assist them in testing out key control room design decisions as part of the Design Certification Application (DCA) process

GSE's simulator is an integral part of the DCA to the US NRC to prove the design and operational concepts

GSE collaborates with NuScale on Energy Exploration (E2) Centers for Research

NuScale announces plans to go public with a ~$1.9 billion pro forma enterprise value

NuScale is expected to have first SMR operational by 2027 or sooner

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

19

 Financials

 Approximate Revenue Mix (2021)      Engineering  Workforce Solutions  By Segment  By Industry      Nuclear  Other Power      North America  Europe  By Geography      Utilities  Other  By End User    Asia & Other    Non-Power / Process

 Annual Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)

 Quarterly Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)

Recent Financial Results

GSE Systems, Inc.

Income Statement

($USD In Million Except Per Share Data)

	FY 2021			
	Q1	Q2	Q3	Q4
	Mar	Jun	Sep	Dec
	Actual	*Actual*	*Actual*	*Actual*
Performance Improvement Solutions (Engineering)	7.081	6.862	7.375	6.822
Workforce Solutions (NITC)	6.023	6.660	7.311	7.049
Total Revenue	$ 13.104	$ 13.522	$ 14.686	$ 13.871
Performance Improvement Solutions (Engineering)	2.192	1.760	2.252	1.920
Gross margin for Performance Improvement Solutions (Engineering)	*31.0%*	*25.6%*	*30.5%*	*28.1%*
Workforce Solutions (NITC)	0.736	0.929	0.931	1.138
Gross margin for Workforce Solutions (NITC)	*12.2%*	*13.9%*	*12.7%*	*16.1%*
Total Gross Profit	**2.928**	**2.689**	**3.183**	**3.058**
Total Gross Margin %	*22.3%*	*19.9%*	*21.7%*	*22.0%*
TOTAL OPERATING EXPENSES	5.115	4.050	3.762	4.905
Operating Income (loss)	(2.187)	(1.361)	(0.579)	(1.847)
Net and comprehensive income (loss)	($2.205)	$3.231	$11.438	($1.857)
Adjusted EBITDA	$ (0.827)	$ (1.415)	$ 0.130	$ (1.140)

GSE SOLUTIONS™

HIGHLIGHTS

- Revenues in 2H:21 starting to increase
  - Q3 was strongest quarter since onset of pandemic
  - Improvements led by in Workforce Solutions; shows customers returning to onsite work
  - Improved order flow during FY21, especially in 2H, bodes well going into FY22
- Software Sales Increased to $4.8 million in FY21
  - Software as a Service (SaaS) was $4.4 million of software sales
- Lowered operating expenses by 26.7% in FY21
  - Company rightsized corporate overhead and prepared for future growth

© 2022 GSE Solutions All Rights Reserved.

24

Improved Capital Structure

	FY20 Dec *Actual*	FY21 Dec *Actual*
Cash and cash equivalents	$ 6.702	$ 3.550
Total current assets	18.750	20.069
Total assets	**$39.190**	**$39.051**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Line of credit	$ 3.006	$ 1.817
PPP Loan, current portion	5.034	0.000
Total current liabilities	21.481	15.039
Non-current liabilities		
PPP Loan, noncurrent portion	5.034	0.000
Long-term debt, less current portion	0.000	0.000
Total non-current labilities	7.204	0.969
Total Liabilities	**28.685**	**16.008**
Total stockholders' equity	**10.505**	**23.043**

($ in Million)

GSE SOLUTIONS™

HIGHLIGHTS

- Significantly improved balance sheet during FY21 and in FY22
  - Repayment and forgiveness of $10.1 million Paycheck Protection Program (PPP) loan
  - Line of credit lowered by $1.2 million to $1.8 million
  - Subsequent to year end, company raised $5 million in net proceeds from sale of convertible debenture; line of credit eliminated.
- Retention Credit remaining in receivables
  - Company collected $1.1 million in Q1:22 and has ~$3.0 million outstanding
- Year over year increase in shareholders' equity of $12.5 million

© 2022 GSE Solutions All Rights Reserved.
25

 Peer Group Analysis    Ticker *   Company   Stock Price*  Shares Outstanding  Market Cap  Cash  Debt  Enterprise Value   SALES(TTM)    EV/SALES(TTM)   GVP  GSE Solutions (GSE Systems)  $1.90  20.8  $39.52  $3.55  $1.82  $37.79  $55.18  0.68    Ticker*    Company   Stock Price*  Shares Outstanding  Market Cap  Cash  Debt  Enterprise Value  SALES(TTM)   EV/SALES(TTM)   NVEE  NV5 Global  $132.75  15.4  $2,044.35  $47.98  $111.06  $2,107.43  $706.71  2.98   WLMS  Williams Industrial Services  $2.12  26.2  $55.54  $2.48  $30.33  $83.39  $304.94  0.27   ATCX  Atlas Technical Consultants  $12.58  34.7  $436.53  $10.70  $462.19  $888.02  $538.80  1.65   LEU  Centrus Energy Corp.  $35.09  14.4  $505.30  $193.80  $101.80  $413.30  $298.30  1.39   SVIK.ST  Studsvik  98.30SEK  8.2  870.8 SEK  108.4 SEK  21.0 SEK  783.40 SEK  798.3 SEK  1.02   DLHC  DLH Holdings Corp.  $19.31  12.8  $247.17  $4.22  $40.88  $283.83  $341.04  0.83   PESI  Perma-Fix Environmental  $5.73  13.2  $75.64  $7.22  $1.10  $69.52  $83.42  0.83     Peer Group                1.28   *As of 3/30/2022 and USD, unless noted  Discount to Peer Group -46.58%

 Photo courteous of NuScale  Summary

 Our Focus  Capitalize on demand from existing facilities that need improvements and upgrades Strengthen divisional leadershipUnify engineering services under one umbrellaStreamline operations, contain costs and maximize cash flow Disciplined capital structure management and debt paydownDeliver on exciting solutions pipeline  Organic Growth & Operational Improvement

Investment Highlights

Highly Specialized Platform	• Expertise from 50+ years of serving clients in the power and process sectors • Proven and differentiated technology for simulation and training solutions • Difficult-to-replicate technology and base of talented, specialized employees
Favorable Industry Drivers	• Recognition of nuclear as a critical source of resilient baseload carbon-free energy • Environmentally-friendly Biden administration--ambitious plans to cut carbon emissions • Aging workforce crisis / buoyant outlook for Small Modular Reactor ("SMR") technology
Solid Growth Strategy	• Focus on growth, execute on exciting solutions roadmap • Capitalize on pent-up demand from existing facilities that need improvements and upgrades • Capture growth opportunities in emerging technologies in the power industry, including SMRs
Aligned, Proven Leadership	• Experience and skill-set to deliver operational improvements • Leadership with an "owner/operator" mentality • Aligned with shareholders – GSE management are sizable shareholders
Global Blue Chip Client Base	• Four decades serving a high-barrier-to-entry market • Strong, enduring relationships with blue chip power and process companies • Diverse number of clients across entire power industry
Attractive Valuation	• Significant discount relative to industry peers • Growing Software as a Service ("SaaS") revenue stream, higher margin and recurring • Streamlined operations, contained costs, improved capital structure, and prepared to maximize cash flow

© 2022 GSE Solutions All Rights Reserved.

29

Connect With Us

GSE Solutions
Kyle Loudermilk
President and CEO
kyle.loudermilk@gses.com
+1 410.970.7800

Lytham Partners
Adam Lowensteiner
Vice President
gvp@lythampartners.com
+ 1 646.829.9702

linkedin.com/company/gse-solutions/
www.gses.com
investor@gses.com
410.970.7800

© 2022 GSE Solutions All Rights Reserved.

30

 Appendix

GSE Solutions Financial History[1,2] and Balance Sheet Data

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended 2017	2018	2019	2020	2021
Revenue	70.9	92.2	83.0	57.6	55.2
Gross Profit	18.5	23.1	20.3	14.8	11.9
Gross margin	*26%*	*25%*	*24%*	*26%*	*21%*
Operating (loss) income	0.2	1.4	(7.4)	(9.5)	(6.0)
Operating margin	*0%*	*1%*	*(9%)*	*(17%)*	*(11%)*
Net (loss) income	6.6	(0.4)	(12.1)	(10.5)	10.6
Diluted EPS	$0.33	($0.02)	($0.60)	($0.52)	$0.51
Diluted shares	19,605,427	19,704,999	20,062,021	20,439,157	20,761,191
EBITDA	1.5	3.7	(2.2)	(6.9)	12.8
Adjusted EBITDA	5.7	7.4	4.8	(0.3)	(2.2)
Adjusted net (loss) income	3.0	(3.6)	8.0	0.0	(2.9)
Adjusted EPS - diluted	$0.15	($0.18)	$0.39	$0.00	($0.14)

Balance Sheet (in $ millions)	Dec. 31, 2021
Cash and cash equivalents	3.6
Current assets	20.1
Total assets	39.1
Current liabilities	15.0
Total debt	1.8
Total stockholders' equity	23.0

1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017
2 EBITDA, Adjusted EBITDA, Adjusted net income and adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation on pages 26 and 27 in the Appendix of this presentation.

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

32

GSE EBITDA & Adjusted EBITDA Reconciliation (in $ Thousands)[1]

EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:

Adjusted EBITDA Summary	**Fiscal Year Ended**				
(in $ thousands)	2017	2018	2019	2020	2021
Net (loss) income	6,557	(354)	(12,085)	(10,537)	10,607
Interest (expense) income, net	(80)	268	988	623	159
(Benefit) provision for income taxes	(6,153)	1,131	5,733	355	163
Depreciation and amortization	1,146	2,634	3,129	2,612	1,865
EBITDA	1,470	3,679	(2,235)	(6,947)	12,794
Acquisition-related expense	473	540	744	192	-
Acquisition-related settlement	-	-	(2,025)	-	-
Bad debt related to customer bankruptcy	122	85	-	-	-
Change in fair value of contingent consideration	446	-	(1,200)	-	-
Employee retention credit and PPP loan forgiveness	-	-	-	-	(17,289)
Impact of the change in fair value of derivative instruments	(99)	350	13	17	(19)
Litigation	-	-	-	477	(22)
Loss on impairment	-	-	5,597	4,302	3
Restructuring charges	778	1,269	2,478	1,297	798
Stock-based compensation expense	2,472	1,526	1,420	378	1,043
VAT write-off	-	-	-	-	450
Adjusted EBITDA	5,662	7,449	4,792	(284)	(2,242)

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

33

Adjusted Net Income & Adjusted EPS Reconciliation

(In $ Thousands, except share amounts)[1,2]

Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

Adjusted Net Income (Loss) Summary	**Fiscal Year Ended**				
(in $ thousands, except shares amounts)	2017	2018	2019	2020	2021
Net (loss) income	6,557	(354)	(12,085)	(10,537)	10,607
Acquisition-related expense	473	540	744	192	-
Acquisition-related settlement	-	-	(2,025)	-	-
Amortization of intangible assets related to acquisitions	335	1,612	2,400	1,943	1,213
Bad debt related to customer bankruptcy	122	85	-	-	-
Change in fair value of contingent consideration	446	-	(1,200)	-	-
Employee retention credit and PPP loan forgiveness	-	-	-	-	(17,289)
Impact of the change in fair value of derivative instruments	(99)	350	13	17	(19)
Litigation	-	-	-	477	(22)
Loss on impairment	-	-	5,597	4,302	3
Release of valuation allowance	(10,555)	(339)	6,820	1,589	246
Restructuring charges	778	1,269	2,478	1,297	798
Stock-based compensation expense	2,472	1,526	1,420	378	1,043
Tax reform impact	2,497	-	-	-	-
VAT write-off	-	-	-	-	450
Income tax expense impact of adjustments	-	(8,251)	3,851	345	46
Adjusted net income (loss)	3,026	(3,562)	8,013	3	(2,924)
Earnings (loss) per share - diluted	$0.33	($0.02)	($0.60)	($0.52)	$0.51
Adjusted earnings (loss) per share - diluted	$0.15	($0.18)	$0.39	$0.00	($0.14)
Weighted average shares outstanding - diluted	19,605,427	19,922,151	20,376,255	20,439,157	20,761,191

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

[2] Adjusted Net Income for prior periods does not include the impact on income tax expense of the adjustments

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